                           SHAREHOLDERS LOAN AGREEMENT


         AGREEMENT made effective the 30th day of December, 1990, by and between A.C. MOORE INCORPORATED, a Delaware corporation with its principal office at 406 Bloomfield Drive, Berlin, New Jersey (hereinafter the "Corporation"); WILLIAM KAPLAN, residing in Newburgh, New York ("Kaplan"), and JOHN E. PARKER, residing in Brigantine, New Jersey ("Parker"), the Shareholders of the corporation, (hereinafter individually referred to by name and collectively the "Shareholders").
         WHEREAS, the Corporation is an "S" corporation, and WHEREAS, the Shareholders have loaned money to the Corporation, and WHEREAS, the Shareholders and the Corporation wish to set forth their understanding with respect to these loans, and
         WHEREAS, the Corporation is authorized to enter into this Agreement by a corporate resolution adopted by a resolution of the Directors at a meeting held on the 21st day of May, 1992.
         NOW, THEREFORE, it is agreed:
         1. S CORPORATION STATUS. The Corporation and Shareholders made an election for the Corporation to be taxed as a "small business corporation" under subchapter S of the Internal Revenue Code of 1986, as amended (the "Code").
         2. LOAN TO CORPORATION. The Shareholders have each loaned to the Corporation the following amounts representing salaries received by them from the Corporation up to the date of this Agreement:

            Shareholder                 Amount
         -----------------           ------------
          William Kaplan             $1,454,857.38        *see attached schedule
          John E. Parker             $1,454,857.38

         The Shareholders intend to continue making loans to the Corporation of their respective salaries received by them from the Corporation less sufficient sums to pay all taxes, and it is their intent and the intent of the Corporation that such loans be made subject to the terms of this Agreement.
         3. INTEREST ON LOAN. The Corporation shall periodically pay to the Shareholders, but not less often than annually, interest on their outstanding loan amounts at the rate equal to that paid by the Corporation to its outside lenders.
         4. REPAYMENT OF LOAN. The Corporation shall repay the entire principal of the loan outstanding to both Shareholders, together with accrued but unpaid interest to the date of repayment, upon the written demand of either Shareholder.
------
         5. BENEFIT. This Agreement shall be binding upon and shall operate for the benefit of the Shareholders and their respective distributees, executors and administrators.
         6. NOTICE. Whenever under this Agreement notice is required to be given, it shall be given in writing and shall be deemed to have been given on the date such notice is posted in a United States postal drop, postage prepaid, by certified or registered mailing, return receipt requested, to the Shareholders or the Corporation at the address of record with the Corporation or at such other address as the parties may from time to time designate with the Corporation.
         7. TERMINATION. This Agreement shall cease and terminate upon the occurrence of any of the following events, namely:
                  (a) The unanimous consent of all the Shareholders, at which time the entire unpaid principal and accrued interest shall be repaid to the Shareholders.
                  (b) Upon the Corporation becoming a public company with its stock sold on a nationally recognized stock exchange, at which time the entire unpaid principal and accrued interest shall be repaid to the Shareholders.

          8. AMENDMENT. This Agreement may only be amended by the unanimous consent of the Shareholders.
          9. WAIVER OF BREACH. No forbearance to exercise any rights or privileges under this Agreement, or waiver of any breach or any of its terms shall be construed as a waiver of any such terms, rights or privileges, but the same shall continue and shall remain in full force and effect the same as if no forbearance or waiver had occurred.
         10. CONSTRUCTION. This Agreement shall be construed and governed in all respects pursuant to and under the laws of the State of New York. All references in this Agreement which are made to the masculine gender shall be deemed to include the feminine.
         11. COOPERATION OF PARTIES. Each of the parties hereto agrees to execute and deliver such other instruments, certificates or documents which may be reasonably required to carry the full purpose and intent of this Agreement into effect.
         12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered herein, and it may not be altered, modified or extended nor any of its provisions waived, except by a document in writing.
         13. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall, together, constitute and be one and the same instrument.
         14. ILLEGALITY. Should any provision or provisions of this Agreement be held to be illegal or unenforceable, then the balance of this Agreement shall, nevertheless, remain in full force and effect, irrespective of the importance of any provision or provisions which may be so held to be illegal or unenforceable.

         15. HEADINGS. The headings used herein are inserted for convenience only, and in no way define, limit or prescribe the intent of this Agreement.
         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.


                                             /s/ WILLIAM KAPLAN
                                             ----------------------------------
                                             WILLIAM KAPLAN


                                             /s/ JOHN E. PARKER
                                             ----------------------------------
                                             JOHN E. PARKER


(SEAL)
(Attest)                                     A.C. MOORE INCORPORATED


/s/ JANET PARKER VANDENBERG                  /s/ JOHN E. PARKER
----------------------------------           ----------------------------------
JANET PARKER VANDENBERG,                     JOHN E. PARKER, President
Secretary

STATE OF NJ                        )
                                   )        ss:
COUNTY OF CAMDEN                   )


         On the 30th day of May, 1992, before me personally came WILLIAM KAPLAN, to me known to be the individual described in and who executed the foregoing instrument and acknowledged to me that he executed same.

                                              /s/ Gordon W. Hall, Jr.
                                              ---------------------------------
                                                  Notary Public
                                                  Gordon W. Hall, Jr.
                                                  Notary Public of New Jersey
                                                  My Commission Expires
                                                  March 18, 1997



STATE OF NJ                        )
                                   )        ss:
COUNTY OF CAMDEN                   )



         On the 30th day of May, 1992, before me personally came JOHN E. PARKER, to me known to be the individual described in and who executed the foregoing instrument and acknowledged to me that he executed same.

                                              /s/ Gordon W. Hall, Jr.
                                              ---------------------------------
                                                  Notary Public
                                                  Gordon W. Hall, Jr.
                                                  Notary Public of New Jersey
                                                  My Commission Expires
                                                  March 18, 1997

STATE OF NJ                        )
                                   )        ss:
COUNTY OF CAMDEN                   )



         On the 30th day of May, 1992, before me personally came JOHN E. PARKER, to me known, who, being by me duly sworn, did depose and say that he resides at 5201 Sea Spray Road, Brigantine, New Jersey; that he is the President of
A.C. MOORE INCORPORATED, the Corporation described in and which executed the foregoing instrument; that the foregoing instrument was executed by order of the Board of Directors of said Corporation, and that he signed his name thereto by like order.

                                              /s/ Gordon W. Hall, Jr.
                                              ---------------------------------
                                                  Notary Public
                                                  Gordon W. Hall, Jr.
                                                  Notary Public of New Jersey
                                                  My Commission Expires
                                                  March 18, 1997